SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934



        Date of Report (Date of earliest event reported): June 1, 1998


                                 ARCH COAL, INC.
             (Exact name or registrant as specified in its charter)



            Delaware              1-13105          43-0921172
(State or other jurisdiction    (Commission     (I.R.S. Employer
    of incorporation)           file number)  Identification No.)



       CityPlace One, Suite 300, St. Louis, Missouri    63141
       (Address of principal executive offices)       (Zip Code)



      Registrant's telephone number, including area code:  (314) 994-2700





                               Page 1 of 4 pages.

                            Exhibit Index on page 4.

Item 5.     Other Events.

            On June 1, 1998, Arch Coal, Inc. ("Arch Coal") announced that it had acquired Atlantic Richfield Company's ("ARCO") Colorado and Utah coal operations and simultaneously combined the acquired operations and Arch Coal's Wyoming operations with ARCO's Wyoming operations in a new joint venture called Arch Western Resources LLC ("Arch Resources"). Arch Resources is 99% owned by Arch Coal and 1% owned by ARCO, and will be managed by Arch Coal. The transaction was valued at approximately $1.14 billion.

            A copy of Arch Coal's June 1, 1998 press release is filed herewith as an exhibit and incorporated herein by reference.



Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits. The following exhibit is filed as part of this Current Report on Form 8-K:

                                               Exhibit
    Description                                No.
    -----------                                -------

    Press Release dated June 1, 1998           99.1





                               Page 2 of 4 pages.

                                SIGNATURES

      Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                                ARCH COAL, INC.
                                                (Registrant)

                                                By:   /s/ Jeffry N. Quinn
                                                      --------------------
                                                      Senior Vice President

                                                Date:  June 2, 1998


                               Page 3 of 4 pages.

                                  EXHIBIT INDEX


EXHIBIT
NUMBER            DESCRIPTION                   PAGE NO.
-------           -----------                   --------

99.1              Press Release dated           5
                  June 1, 1998








                               Page 4 of 4 pages.